Exhibit 10.10

BIOWA SUBLICENSE AGREEMENT

between

MEDIMMUNE, LLC.

and

VIELA BIO, INC.

Dated as of February 23, 2018

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8.9.	English Language	13
8.10.	Counterparts	14
8.11.	Entire Agreement	14
8.12.	Construction	14

SCHEDULES

Schedule 1	BioWa License Agreement

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BIOWA SUBLICENSE AGREEMENT

This BioWa Sublicense Agreement (this “Agreement”) is made and entered into as of February 23, 2018 (the “Effective Date”) by and between MedImmune, LLC, a Delaware corporation, whose registered office is at One MedImmune Way, Gaithersburg, Maryland 20878 (and which is a member of the AstraZeneca group of companies) (“MedImmune”) and Viela Bio, Inc., a Delaware corporation (“Spinco”). MedImmune and Spinco are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, BioWa, Inc. (“BioWa”) is the exclusive, worldwide licensee (with the right to grant sublicenses) of all rights under and to Potelligent™ Technology [***] from Kyowa Hakko Kogyo Co., Ltd (“Kyowa”);

WHEREAS, BioWa and MedImmune (then called MedImmune, Inc.) entered into a License Agreement dated November 16, 2005 (the “BioWa License Agreement”) pursuant to which BioWa granted MedImmune a non-exclusive, worldwide sublicense under BioWa’s and Kyowa’s technology to research antibodies made using Potelligent™ Technology and to develop and commercialize monoclonal antibodies, specifically binding to up to three (3) targets;

WHEREAS, under the BioWa License Agreement, MedImmune has developed a cell line for the expression of the antibody [***] binds to CD19 as its intended primary target [***] using Potelligent™ Cells (as defined in the BioWa License Agreement) (referred to as [***]) (the “551 Cell Line”) such that the 551 Cell Line is a Transfected Potelligent™ Cell (as defined in the BioWa License Agreement);

WHEREAS, MedImmune, MedImmune Limited and AstraZeneca Collaboration Ventures, LLC have agreed to sell, or to procure the sale, to Spinco, of certain assets relating to certain products and programs aimed at treating inflammation and autoimmune disorders, including specified patents and know-how relating exclusively to such products or programs, on the terms and subject to the conditions set forth in that certain Asset Purchase Agreement dated February 23, 2018 (the “APA”);

WHEREAS, MedImmune is willing to grant a sublicense to Spinco under the BioWa License Agreement, with respect to the 551 Cell Line and Spinco is willing to receive such sublicense on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

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ARTICLE 1

DEFINITIONS

Definitions in this Agreement. Unless otherwise specifically provided herein, capitalized words and phrases used in this Agreement shall have the meaning ascribed to them in the BioWa License Agreement. In addition, the following terms shall have the following meanings:

1.1. “551 Cell Line” has the meaning set forth in the Recitals.

1.2. “Affiliate” has the meaning set forth in the APA.

1.3. “Agreement” has the meaning set forth in the preamble hereto.

1.4. “APA” has the meaning set forth in Recitals.

1.5. “Assignment” has the meaning set forth in Section 8.6.

1.6. “BioWa” has the meaning set forth in the Recitals.

1.7. “BioWa License Agreement” has the meaning set forth in the Recitals. A copy of the BioWa License Agreement is attached hereto as Schedule 1 and all section cross-references with respect to the BioWa License Agreement that are used in this Agreement shall refer to the sections in the attached copy.

1.8. “Business Day” has the meaning set forth in the APA.

1.9. “Effective Date” has the meaning set forth in the preamble hereto.

1.10. “Exploit” means to develop, commercialize, make, have made, use, import, sell, and offer for sale and “Exploiting” and “Exploitation” shall have a corresponding meaning.

1.11. “Law” has the meaning set forth in the APA.

1.12. [***] has the meaning set forth in the Recitals.

1.13. “MedImmune” has the meaning set forth in the preamble hereto.

1.14. “Notice” has the meaning set forth in Section 8.3.1.

1.15. “Party” and “Parties” have the meanings set forth in the preamble hereto.

1.16. “Product” means any product containing or comprising [***] expressed using the 551 Cell Line.

1.17. “Spinco” has the meaning set forth in the preamble hereto.

1.18. “Tax” has the meaning set forth in the APA.

1.19. “Third Party” has the meaning set forth in the APA.

1.20. “Transaction Agreements” has the meaning set forth in the APA.

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ARTICLE 2

GRANT OF RIGHTS

2.1. Grant. As of the Effective Date, subject to Section 2.2 and the other terms and conditions of this Agreement, MedImmune hereby grants to Spinco an exclusive (as between MedImmune and Spinco) sublicense under the licenses granted to MedImmune under Section 2.1(ii) of the BioWa License Agreement, solely for the purpose of Exploiting the Product in the Field in the Territory in accordance with the terms and conditions of this Agreement. Spinco shall not grant any sublicense under the rights granted to it by MedImmune hereunder without the prior written approval of MedImmune and, if required, BioWa; provided that if BioWa has consented to such sublicense in writing Spinco shall provide a copy of such consent to MedImmune and MedImmune’s consent shall not be required.

2.2. Application of BioWa License Agreement. The sublicenses granted by MedImmune in Section 2.1 and any right of Spinco to grant a further sublicense thereunder shall be subject and subordinate to the terms and conditions of the BioWa License Agreement and shall be effective solely to the extent permitted under the terms of the BioWa License Agreement. Without limitation of the foregoing, to the extent that the BioWa License Agreement requires that particular terms or conditions of the BioWa License Agreement be contained or incorporated in any agreement granting a sublicense thereunder, such terms and conditions are hereby deemed to be incorporated herein by reference.

2.3. Maintenance of the BioWa License Agreement.

2.3.1. MedImmune covenants to Spinco that:

(a) To the extent not expressly delegated to or assumed by Spinco as provided in this Agreement, MedImmune shall fulfill all of its material obligations, including its payment obligations, under the BioWa License Agreement to the extent that failure to do so would have an adverse effect on or would reasonably be expected to adversely affect Spinco’s rights or obligations under this Agreement; and

(b) MedImmune shall not amend, waive, take an action or omit to taking any action that would alter or otherwise modify any of MedImmune’s rights under, or violate or breach, the terms of the BioWa License Agreement during the term of this Agreement, in each case in a manner that would have an adverse effect on or would reasonably be expected to adversely affect Spinco’s rights or obligations under this Agreement and shall not terminate the BioWa License Agreement, in whole, or with respect to the Second Target (CD-19), in each case without Spinco’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided that MedImmune shall not be required to make any payments to BioWa with respect to the Exploitation of the Product if Spinco is in breach of its payment obligations hereunder and MedImmune may terminate the BioWa License Agreement with respect to the Product if Spinco is in breach of its obligations under Article 3 and fails to remedy such breach within thirty (30) days following its receipt of written notice thereof from MedImmune. MedImmune shall promptly notify Spinco of any default under, termination or amendment of the BioWa License Agreement to the extent relevant to Spinco’s rights or obligations under this Agreement.

2.3.2. MedImmune represents and warrants that as of the Effective Date:

(a) MedImmune is entitled to grant the rights and licenses granted to Spinco under this Agreement; and

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(b) MedImmune has provided to Spinco an accurate, true and complete copy of the BioWa License Agreement, including all amendments thereto, and to MedImmune’s knowledge the BioWa License Agreement is in full force and effect, MedImmune has not received any notice that it is in breach of the BioWa License Agreement and none of the parties to the BioWa License Agreement is in breach thereof.

2.4. Restrictions on Use and Transfer of 551 Cell Line. Spinco acknowledges that the cells comprising the 551 Cell Line are Transfected Potelligent™ Cells as defined in the BioWa License Agreement. The 551 Cell Line is subject to the restrictions as set out in the BioWa License Agreement and Article 5. Spinco may use the 551 Cell Line to express Product solely in accordance with the terms and conditions of this Agreement and for no other purpose. For clarity, Biological Materials (as defined in the APA) shall not include any Potelligent™ Cells.

2.5. No Other Rights Granted by MedImmune. Except as expressly provided herein and without limiting the foregoing, MedImmune grants no other right or license not otherwise expressly granted herein.

ARTICLE 3

ASSUMPTION OF LIABILITIES

3.1. General. On and after the Effective Date and as between MedImmune and Spinco and subject to the Transaction Agreements (as defined in the APA), Spinco shall assume responsibility for the Exploitation of the Product and MedImmune and its Affiliates shall have no rights with respect to the Exploitation of the Product except as expressly set forth in the Transaction Agreements. Each Party shall use commercially reasonable efforts to take such actions as the other Party may reasonably require to ensure that the other Party can comply with its obligations under the BioWa License Agreement.

3.2. Financial Obligations.

3.2.1. Assumption of Liability. As consideration for MedImmune granting the sublicense to Spinco in accordance with Section 2.1, Spinco shall be responsible for and shall pay to MedImmune for further payment to BioWa (or, if applicable, to reimburse MedImmune if MedImmune has made a payment to BioWa after the Effective Date that, as between the Parties pursuant to this Agreement, is Spinco’s responsibility), or (if directed in writing by MedImmune) to BioWa, all amounts that are paid or payable by MedImmune to BioWa under the BioWa License Agreement with respect to the Exploitation of the Product by Spinco, its Affiliates or sublicensees after the Effective Date, including any royalty or milestone payments due solely with respect to the Exploitation of the Product under Section 3.2 of the BioWa License Agreement; provided that Spinco shall not be required to pay or make any contribution to the annual Maintenance Fee payable in accordance with Section 3.2.1 of the BioWa License Agreement but shall not receive the benefit of any credit MedImmune may receive in connection with its payment of such Maintenance Fee.

3.2.2. Reductions and Calculations. The payment obligations assumed by Spinco under Section 3.2.1 will be calculated in accordance with the BioWa License Agreement and subject to the same reductions, step-downs or any other deductions and limitations to such reductions, step-downs or other deductions, to which MedImmune has a right under the BioWa License Agreement such that Spinco shall pay to MedImmune an amount that is equal to the amount that is paid or payable by MedImmune to BioWa under the BioWa License Agreement solely with respect to Exploitation of the Product by Spinco, its Affiliates or sublicensees.

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3.2.3. Payments and Reports. Unless otherwise directed by MedImmune, Spinco shall pay all amounts that become due for payment in accordance with Section 3.2.1 and provide any required related reports (including reports described in Section 3.5 of the BioWa License Agreement and Commercial Reports pursuant to Section 4.8 of the BioWa License Agreement) under the BioWa License Agreement solely with respect to the Product to MedImmune or (if directed in writing by MedImmune) to BioWa, in each case in accordance with the terms and conditions of Article 3 and Section 4.8 of the BioWa License Agreement as if Spinco were a party thereto in place of MedImmune and references to BioWa were to MedImmune; provided, that Spinco shall pay all such amounts and provide such required reports to MedImmune at least [***] ([***]) [***] in advance of the due date for such payment or report under the BioWa License Agreement, so that MedImmune shall in turn satisfy its payment and reporting obligations to BioWa under the BioWa License Agreement in accordance with the requirements thereof. Subject to the foregoing, MedImmune shall be responsible for the timely payment of any amounts due under the BioWa License Agreement, and in the event that MedImmune has timely received the payment from Spinco but fails to make the corresponding payment with respect to the Product when due under the BioWa License Agreement, Spinco shall have the right to make such payment on behalf of MedImmune. In such event, MedImmune shall promptly reimburse Spinco any such amounts paid by Spinco or, at Spinco’s election, Spinco may offset such amounts paid by Spinco against any future amounts payable to MedImmune hereunder.

3.2.4. Records and Audit. Spinco shall keep records as described in Section 3.6 of the BioWa License Agreement solely with respect to the Product and shall grant MedImmune rights to audit such records and books consistent with BioWa’s rights to audit MedImmune pursuant to such section and MedImmune shall have the right to disclose the results of any such audit to BioWa.

3.2.5. Tax. For the avoidance of doubt, Article X of the APA shall govern all matters relating to Tax with respect to the transactions contemplated by this Agreement.

3.2.6. Interest. If either Party fails to pay any amount payable under this Agreement by the due date for such payment, then interest shall accrue on that amount for the period beginning on the due date for payment and ending on the date of actual payment (both before and after judgment) at the rate of [***] ([***]) [***] from time to time, and in any event in the case of amounts owed by Spinco, not less than the amount payable under Section 3.3 of the BioWa License Agreement. Interest shall be calculated on the basis of a year of 365 days and for the actual number of days elapsed, shall accrue from day to day, and shall be compounded quarterly. For clarity, in the event Spinco makes a timely payment to MedImmune and MedImmune fails to pay timely the corresponding payment to BioWa, Spinco shall not be obligated to pay any interest under the BioWa License Agreement to the extent resulting from such late payment by MedImmune.

3.3. Compliance with Applicable Law. In exercising its rights and performing its obligations under this Agreement, Spinco shall comply in all material respects with applicable laws, regulations and guidelines (including cGMP with respect to Product that will be administered in humans or animals). MedImmune shall perform its obligations under this Agreement in accordance with applicable laws, regulations and guidelines.

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ARTICLE 4

INTELLECTUAL PROPERTY

4.1. Ownership and Prosecution of Intellectual Property. Sections 6.1 through 6.7 (inclusive) of the BioWa License Agreement shall apply to inventions and Improvements made by Spinco (solely or jointly with BioWa, as applicable), as it applies to inventions and Improvements made by MedImmune (solely or jointly with BioWa, as applicable) and Spinco shall provide notice, make disclosures (or cause such disclosures to be made), keep records, assist BioWa, assign such Improvements to BioWa (as applicable), execute documents and be responsible for costs and expenses as described therein, and take such other actions as may be reasonably requested to enable BioWa to prosecute and maintain such inventions and Improvements, in each case as if Spinco were a party thereto in the place of MedImmune. Inventorship shall be determined in accordance with U.S. law.

4.2. Infringement of BioWa Patent Rights. Each Party shall immediately notify the other Party upon becoming aware of any Enforcement Action and, solely to the extent relating to the Product (and not any product Exploited by MedImmune), MedImmune shall, at Spinco’s request and cost and subject to Spinco providing MedImmune with a suitable indemnity, use reasonable endeavors to enable Spinco to exercise MedImmune’s rights (if any) to join an action or take action as provided in Section 6.8 of the BioWa License Agreement. Any damages recovered by Spinco shall be retained by Spinco and reported as Net Sales (less equivalent deductions to those permitted by MedImmune under Section 6.9 of the BioWa License Agreement).

4.3. Infringement of Third-Party Rights. If any warning letter or other notice of infringement is received by a Spinco, or any action, suit or proceeding is brought against Spinco, in each case alleging infringement of a patent of any Third Party in any aspect arising out of any activities by Spinco, its Affiliates or sublicensees with respect to the use of the 551 Cell Line in the development, manufacture, use, importation or sale of the Product, Spinco shall promptly notify MedImmune. At MedImmune’s request, Spinco will promptly discuss with BioWa the best way to proceed and as between MedImmune and Spinco, Spinco shall have the sole right, but not the obligation, to take such action as it determines, in its discretion, appropriate.

ARTICLE 5

CONFIDENTIALITY AND NON-DISCLOSURE

5.1. BioWa Confidential Information. Spinco shall comply with Article 7 of the BioWa License Agreement as if it were a Party thereto in place of MedImmune with respect to: (a) information identified by MedImmune as being Confidential Information of BioWa, including the 551 Cell Line; (b) information disclosed by BioWa to Spinco and (c) information relating to Potelligent™ Technology or Improvements. For clarity, Spinco shall only have the right to use the Confidential Information described in the preceding sentence to Exploit the Product in accordance with the license granted under Section 2.1 and, pursuant to such license, as otherwise consistent with Article 7 of the BioWa License Agreement.

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5.2. Permitted Use and Disclosures. Without limiting Section 5.1, Spinco shall notify MedImmune of proposed disclosures, take into reasonable consideration MedImmune’s comments with respect thereto, seek to minimize disclosure, protect confidentiality and adhere to the publications procedures, as described in Article 7 of the BioWa License Agreement as if Spinco were a party thereto as the receiving party thereunder.

5.3. Public Disclosure. Spinco shall not issue a press release or make any other public disclosure of the terms of the BioWa License Agreement without the prior written approval of MedImmune.

5.4. Spinco Confidential Information. Information disclosed by or on behalf of Spinco to MedImmune under this Agreement shall be treated as Spinco’s Confidential Information and subject to Section 7.2 of the APA; provided that MedImmune shall be entitled to disclose such information to BioWa pursuant to the BioWa License Agreement.

ARTICLE 6

INDEMNITY, LIMITATIONS AND INSURANCE

6.1. Indemnification of MedImmune. Spinco shall indemnify, defend and hold each AZ Indemnified Party (as defined in the APA) harmless from and against any and all Losses (as defined in the APA) arising from Third Party claims including any claims made by BioWa pursuant to Section 8.1 of the BioWa License Agreement incurred, resulting or arising from or relating to (a) any breach of or failure to perform any covenant or agreement made by Spinco in this Agreement; (b) the negligence or willful misconduct of Spinco, its Affiliates or sublicensees; or (c) Exploitation of any Product by Spinco, its Affiliates or sublicensees, except in each case to the extent such claim is due to Sections 6.2(a)-(b); provided that, for clarity, if Spinco is in breach of its payment obligations hereunder any failure by MedImmune to make payments to BioWa with respect to the Exploitation of the Product shall not constitute negligence or willful misconduct of MedImmune.

6.2. Indemnification of Spinco. MedImmune shall indemnify, defend, and hold each Spinco Indemnified Party (as defined in the APA) harmless from and against any and all Losses (as defined in the APA) arising from Third Party claims incurred, resulting or arising from or relating to (a) any breach of or failure to perform any covenant or agreement made by MedImmune in this Agreement; or (b) the negligence or willful misconduct of MedImmune, its Affiliates, or sublicensees (other than Spinco or its Affiliates or sublicensees), except in each case (a) and (b) to the extent such claim is due to Sections 6.1(a)-(c).

6.3. Procedure. The Party seeking indemnification under Sections 6.1-6.2 shall (i) promptly notify the indemnifying Party in writing of the claim for which it seeks indemnification, (ii) give the indemnifying Party sole control of the defense and settlement thereof, and (iii) provide the indemnifying Party, at the indemnifying Party’s expense, with reasonable assistance and full information with respect to such claims; provided, however, the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages, or otherwise requires any consideration other than money, without the indemnified Party’s written consent, such consent not to be unreasonably withheld or delayed. The indemnifying Party shall have no obligations with respect to such claims if the indemnified Party makes any admission, settlement or other communication regarding such claim without the prior written consent of the indemnifying Party. In addition, the indemnifying Party shall have no obligation to indemnify the indemnified Party for any costs or expenses incurred without the indemnifying Party’s prior written consent.

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6.4. Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS A RESULT OF COMMON LAW FRAUD IN CONNECTION WITH MATTERS COVERED HEREIN OR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER, AND EXCEPT WITH RESPECT TO ANY LIABILITY PURSUANT TO SECTIONS 6.1 OR 6.2, NEITHER SPINCO NOR MEDIMMUNE SHALL BE LIABLE TO THE OTHER OR THEIR AFFILIATES, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR INDIRECT DAMAGES, INCLUDING FOR LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (IN EACH CASE, WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE), OR FOR ANY DAMAGES CALCULATED BY REFERENCE TO A MULTIPLIER OF REVENUE PROFITS, EBITDA OR SIMILAR METHODOLOGY, CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY.

6.5. Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY TRANSACTION AGREEMENT, MEDIMMUNE EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE LICENSED INTELLECTUAL PROPERTY OR THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

6.6. Insurance. Spinco shall have and maintain such types and amounts of insurance covering its Exploitation of each Product as (i) is normal and customary in the pharmaceutical industry generally for parties similarly situated; (ii) would normally be insured against by a prudent business in connection with the risks associated with this Agreement; and (iii) is otherwise required by Law but in any event is no less than as described in Section 8.2 of the BioWa License Agreement as if it were a party thereto in place of MedImmune. Within [***] ([***]) [***] of written request by MedImmune, Spinco shall provide to MedImmune evidence of its relevant insurance coverage.

ARTICLE 7

TERM AND TERMINATION

7.1. Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Section 7.2, shall continue in effect until expiration or termination of the BioWa License Agreement with respect to the Product. For the avoidance of doubt, when MedImmune’s license under the BioWa License Agreement with respect to the Product becomes fully paid-up, non-exclusive and perpetual, Spinco’s license granted under this Agreement with respect to the Product shall become fully paid-up, non-exclusive and perpetual.

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7.2. Termination.

7.2.1. Either Party may terminate this Agreement immediately upon written notice to the other Party if such other Party materially breaches this Agreement, or such other Party, its Affiliates or sublicensees takes or fails to take any action that if such action had been taken or failed to be taken by MedImmune, would constitute a material breach of the BioWa License Agreement as further described in Section 9.3 of the BioWa License Agreement, and in either case fails to remedy such breach within sixty (60) days following its receipt of written notice thereof from such Party. Notwithstanding the foregoing, if a Party disputes in good faith a breach alleged by the other Party pursuant to this Section 7.2.1 by written notice to such other Party within such [***] ([***])-[***] period, such other Party shall not have the right to terminate this Agreement unless it has been determined that this Agreement was materially breached in accordance with Section 7.2.2, and such Party fails to comply with its obligations alleged to have been breached within [***] ([***]) [***] after such determination.

7.2.2. Either Party may terminate this Agreement immediately upon written notice if the other Party (a) voluntarily declares or seeks protection under bankruptcy or insolvency laws, (b) has an involuntary petition in bankruptcy filed against it, which petition is not dismissed within [***] ([***]) [***] following it filing, (c) has its business placed in the hands of a receiver or trustee and the appointment of such receiver or trustee if not dissolved within [***] ([***]) [***], (d) ceases to exist as an active business or (e) suffers any other event described in Section 9.4 of the BioWa License Agreement.

7.2.3. Spinco may terminate this Agreement for any reason upon thirty (30) days prior written notice to MedImmune.

7.2.4. This Agreement shall automatically terminate on termination of the BioWa License Agreement in its entirety or with respect to the Second Target (CD19), for any reason; provided, that if Spinco is not in breach of this Agreement, MedImmune shall, at Spinco’s request, promptly designate Spinco as a Sublicensee pursuant to Section 9.5(c) of the BioWa License Agreement and use reasonable efforts to assist Spinco in obtaining a direct license from BioWa with respect to the Product.

7.2.5. Bankruptcy. All rights and licenses granted under or pursuant to this Agreement from MedImmune to Spinco are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. MedImmune agrees that Spinco, as sublicensee of certain rights and licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any non-U.S. equivalent thereof; provided, that any such sublicense shall continue to be subject to the BioWa License Agreement. MedImmune further agrees that, in the event of the commencement of a bankruptcy proceeding by or against MedImmune under the U.S. Bankruptcy Code or other applicable Law governing MedImmune, subject to Section 7.2.4, Spinco shall have the right to retain any and all rights and licenses granted to it hereunder, to the maximum extent permitted by applicable law (such as under Sections 365(n)(1) and 365(n)(2) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof), unless MedImmune (or its bankruptcy trustee) elects to assume this Agreement and continue to perform all of its obligations under this Agreement.

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7.2.6. Effect of Termination.

(a) Upon termination or expiration of this Agreement, each Party shall promptly return to the other Party all of such other Party’s Confidential Information, however, that counsel of such Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with its confidentiality obligations hereunder.

(b) In the event this Agreement is terminated for any reason, Spinco shall have the option to sell or otherwise distribute the inventory of any Products then on hand until the first anniversary of the effective date of such termination pursuant to the licenses granted hereunder. If such option is exercised, such sale or distribution shall be subject to the relevant terms of this Agreement. For clarity, Section 3.2 shall continue to apply to any inventory of Product sold by Spinco.

(c) Subject to Spinco’s rights relating to inventory in subsection (b), upon termination of this Agreement, Spinco shall promptly destroy all Transfected Potelligent Cells as well as all Product (subject to subsection (b)), in each case that is in the possession, ownership or control of Spinco.

(d) The licenses granted to Spinco in this Agreement shall terminate upon any termination or expiration of this Agreement and Spinco shall cease all use of confidential BioWa Know-How.

(e) Sub-clauses (c) and (d) of this Section 7.2.6 shall not apply if BioWa confirms that (i) it has granted Spinco a direct license in accordance with Section 9.5(c) of the BioWa License Agreement and that (ii) the corresponding provisions in the BioWa License Agreement do not apply to Spinco.

7.3. Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly or by implication intended to come into or continue in force on termination or expiry of this Agreement, and Articles 3 (solely to the extent applicable to payments accruing prior to termination or pursuant to Section 7.2.6(b)), 5, 6 and 8 and Sections 2.4, 4.1, 7.2.5, 7.2.6, and 7.3 shall remain in full force and effect.

ARTICLE 8

MISCELLANEOUS

8.1. Independent Contractor. The Parties and each of their respective Affiliates shall each be an independent contractor in the performance of its obligations hereunder.

8.2. Governing Law, Jurisdiction, Venue and Service.

8.2.1. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

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8.2.2. Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

8.2.3. Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

8.2.4. Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 8.3.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

8.3. Notices.

8.3.1. Notice Requirements. All notices or other communications which are required or permitted hereunder (each, a “Notice”) shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile or email, addressed to the Parties at their respective addresses specified in Section 8.3.2 or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. All such notices and other communications required or permitted by this Agreement shall be deemed to have been duly given (a) if sent to a recipient at the proper address as determined pursuant to this Section 8.3.1 by registered or certified mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (b) if sent by Express Mail, Federal Express or similar reputable overnight delivery service that maintains records of receipt for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender’s account; (c) if sent by facsimile transmission or email, on the date of transmission with electronic confirmation of transmission; and (d) if delivered by hand, on the date of delivery.

8.3.2. Address for Notice.

If to MedImmune, to:

MedImmune, LLC

950 Wind River Lane

Gaithersburg, MD 20878

Attention: General Counsel

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With a copy (which shall not constitute notice) to:

[***]

[***]

[***]

[***]

[***]

If to Spinco, to:

Viela Bio, Inc.

1 Medimmune Way

Gaithersburg, MD 20878

Attention: Bing Yao

With a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

701 Pennsylvania Ave., NW, Suite 900

Washington, DC 20004

Attention: Christopher Jeffers

8.4. No Benefit to Third Parties. With the exception of Sections 3.1 and 3.2.1 that are drafted for the benefit of BioWa and, accordingly, may be enforced by BioWa, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of any indemnified person under Article 6, they shall not be construed as conferring any rights on any other persons.

8.5. Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

8.6. Assignment.

8.6.1. No Party may assign or transfer this Agreement or any rights or obligations hereunder, directly or indirectly (by operation of Law or otherwise), without the prior written approval of the other Party and any attempted assignment without such required approval shall be null, void and of no effect; provided, however, that (a) MedImmune may assign its rights, interests or obligations hereunder to an Affiliate of MedImmune or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates, in each case without Spinco’s prior written approval and (b) Spinco may assign its rights, interests, and obligations hereunder (in whole and not in part) to a wholly owned Affiliate of Spinco without MedImmune’s prior written approval. In addition, following the earlier to occur of (c) the consummation in full of the Milestone Closing (as defined in the Securities Purchase Agreement) and (d) the consummation of a Qualified IPO (as defined in the Restated Certificate (as defined in the Securities Purchase Agreement)), Spinco may assign

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its applicable rights, interests, and obligations hereunder related to the Product to a Third Party without MedImmune’s prior written approval, so long as (i) such assignment shall be in connection with the divestment by Spinco of all or substantially all of the assets relating to the Product (whether by asset purchase or exclusive out-license), (ii) in connection therewith, Spinco also assigns to such Third Party its applicable rights, interests, and obligations under the other Transaction Agreements related to the Product, and (iii) proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s applicable rights and obligations set forth herein and therein. Furthermore, if Spinco or any of its successors or assigns (e) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (f) transfers, licenses or conveys all or substantially all of its rights and assets to any Person, then, and in each such case, Spinco may assign its rights, interests and obligations hereunder (in whole and not in part) to such Person without the prior written approval of MedImmune so long as in connection therewith Spinco (i) also assigns to such Person all of its applicable rights, interests, and obligations under the other Transaction Agreements, and (ii) ensures that proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s rights and obligations set forth in this Agreement. Notwithstanding anything to the contrary set forth herein, no assignment or succession pursuant to this Section 8.6.1 shall relieve the assigning Party or predecessor Party of its obligations hereunder. Upon any permitted assignment, the references in this Agreement to a Party shall also apply to any such assignee unless the context otherwise requires.

8.6.2. Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Agreement or otherwise makes payments from a jurisdiction other than the jurisdiction in which such Party is organized (each, an “Assignment”), and immediately after such Assignment the amount of Tax required to be withheld on any payment pursuant to this Agreement is greater than the amount of such Tax that would have been required to have been withheld absent such Assignment, then such increased withholding tax shall be borne by the Party making such Assignment.

8.7. Amendment. Except as expressly provided herein, this Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

8.8. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

8.9. English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

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8.10. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

8.11. Entire Agreement. This Agreement, along with the attached Schedule, together with the APA, the Transition Services Agreement (together with the Schedules and Exhibits expressly contemplated thereby and attached thereto), the Disclosure Schedules, the other Transaction Agreements and the other agreements, certificates and documents delivered in connection with the APA or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between any such Schedules and Exhibits and this Agreement, the terms of this Agreement shall govern. In the event of any inconsistency between this Agreement and the other Transaction Agreements, the APA shall control.

8.12. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense “and/or”. The table of contents and captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” or its variations as used herein does not limit the generality of any description preceding such term and shall be construed as “including, without limitation.” The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Unless otherwise specified or where the context otherwise requires, (a) references in this Agreement to any Article, Section, Schedule or Exhibit are references to such Article, Section, Schedule or Exhibit of this Agreement, and references to this “Agreement” are references to this Agreement and all exhibits and schedules hereto; (b) references in any Section to any clause are references to such clause of such Section; (c) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to a person are also to its permitted successors and assigns; (e) references to a Law include any amendment or modification to such Law and any rules, regulations or legally binding guidelines issued thereunder, in each case, as in effect at the relevant time of reference thereto; (f) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto; (g) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (h) references to monetary amounts are denominated in United States Dollars; and (i) references to days (excluding Business Days) or months shall be deemed references to calendar days or months.

[SIGNATURE PAGE FOLLOWS.]

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THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

MedImmune, LLC	Viela Bio, Inc.

By: [***]	By: /s/ Zhengbin (Bing) Yao
Name: [***]	Name: Zhengbin (Bing) Yao
Title: Assistant Secretary	Title: CEO

SIGNATURE PAGE TO BIOWA SUBLICENSE AGREEMENT

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Schedule 1

BioWa License Agreement

LICENSE AGREEMENT

BETWEEN

BIOWA, INC.

AND

MEDIMMUNE, INC.

DATED AS OF NOVEMBER 16, 2005

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EXHIBIT LIST

EXHIBIT 1	BIOWA PATENT RIGHTS	41

EXHIBIT 2	POTELLIGENT™ Cells Specification	42

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AGREEMENT

THIS AGREEMENT (the “Agreement”), effective as of November 16, 2005 (the “Effective Date”), is entered into by and between BioWa, Inc., a Delaware corporation, with a principal place of business at 212 Carnegie Center, Suite 101, Princeton, New Jersey 08540 (“BioWa”), and MedImmune, Inc., a Delaware corporation, with a principal place of business at One MedImmune Way, Gaithersburg, Maryland 20878 (“MedImmune”). BioWa or MedImmune may hereafter be referred to as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, BioWa is the exclusive worldwide licensee (with the right to grant sublicenses) of all rights under and to Potelligent™ Technology ([***]) from Kyowa Hakko Kogyo Co., Ltd. (“Kyowa”);

WHEREAS, MedImmune is engaged in the business of researching, developing, and commercializing recombinant protein products including monoclonal antibodies for use as pharmaceutical products;

WHEREAS, MedImmune wishes to acquire a non-exclusive worldwide sublicense with the limited right to further sublicense, to Kyowa’s patents and know-how to research antibodies made using the Potelligent™ Technology, and to develop, and commercialize monoclonal antibodies, specifically binding to up to three (3) target(s), of which one target shall be identified and mutually agreed upon concurrently with execution of this Agreement and the remainder of which will be agreed upon during the course of the Agreement; and

WHEREAS, BioWa is willing to grant such a sublicense to the Kyowa patents and know-how, subject to the terms and conditions in this Agreement.

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CONFIDENTIAL

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

Words or phrases having their initial letter capitalized shall, except as clearly provided otherwise in this Agreement or in the context in which they are used, have the respective meanings set forth below. A cross-reference below to a defined term in this Agreement is for the convenience of the reader of this document, and this Article 1 may not contain an exhaustive list of all words or phrases defined elsewhere in this Agreement.

1.1 “Affiliate” means, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a Party. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entities.

1.2 “Antibody” means (a) an antibody or fragment or portion thereof; or (b) a fusion product of the foregoing (including, but not limited to, a receptor fused to the Fc portion of an antibody), that, in the case of each of (a) or (b), selectively binds to any of a First Target, a Second Target or Third Target, as the case may be, and is produced by or results from the use of Potelligent™ Technology provided to MedImmune by BioWa; or (c) a polynucleotide encoding any of the foregoing (or a polynucleotide complementary thereto).

1.3 “Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approval of a BLA, and pricing and Third Party reimbursement approvals, and labeling approvals with respect thereto) of any national, supra-national, regional, state or local regulatory agency, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and/or sale of a Licensed Product.

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CONFIDENTIAL

1.4 “Biologics License Application” or “BLA” means a Biologics License Application, as contemplated by the US Public Health Service Act, as amended, and the regulations promulgated thereunder, and any corresponding non-US marketing authorization application, registration or certification, necessary to market a Licensed Product, but not including pricing and reimbursement approvals.

1.5 “BioWa IP Rights” means the BioWa Patent Rights and BioWa Know-How.

1.6 “BioWa Know-How” means Know-How owned or Controlled by BioWa as of the Effective Date or at any time during the Term that relates directly to Potelligent™ Technology and/or the use of Potelligent™ Technology for producing and/or modifying antibodies

1.7 “BioWa Patent Rights” means patents or patent applications filed in any country in the Territory that are owned or Controlled by BioWa at any time during the Term, which relate to Potelligent™ Technology and/or BioWa Know-How and are necessary or reasonably useful for researching, developing, commercializing, making, having made, using, having sold, offering for sale, selling or otherwise disposing of Licensed Product, and any extensions, registrations, confirmations, provisionals, divisionals, continuations, continuations-in-part (to the extent the claims in such continuation-in-part application are directed to subject matter specifically described in such prior patent application), and patents issuing there from, reissues, reexaminations, substitutions, renewals, restorations, additions, registrations, and non-US counterparts thereof, as well as extensions and supplementary protection certificates thereon. Certain of the BioWa Patent Rights that exist as of the Effective Date are set forth on Exhibit 1.

1.8 “Calendar Quarter” means each three-month period commencing January 1, April 1, July 1 or October 1 of each year during the Term.

1.9 “Commercial Report” means reports due after the filing of an IND for a Target on March 31 of each Calendar Year. In each such report MedImmune shall, with respect to Licensed Products, provide BioWa with a summary of clinical development events and activities, notice of regulatory filings and responses thereto, and commercial activities including Net Sales and all documentation relating to the calculation thereof, all for the preceding Calendar Year

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1.10 “Confidential Information” subject to Article 7 means, information and data owned or Controlled by one Party that has been supplied to the other Party, whether communicated in writing or orally or by other means, in connection with this Agreement, and which is or contains trade secrets or other proprietary information of the disclosing Party.

1.11 “Control” or “Controlled” means, with respect to a particular item of material, information or IP right, that a Party either (a) owns and has the ability to grant to the other Party a license to such item and/or (b) has a license to such item and has the ability to grant to the other Party a sublicense to such item.

1.12 “Effective Date” means the date first written above on this Agreement.

1.13 “Enforcement Action” shall mean either of: (a) any potential infringement or actual infringement by a Third Party of any BioWa Patent Rights of which BioWa, MedImmune or any of their Affiliates become aware or (b) any certification by a Third Party of which BioWa, Med Immune or any of their Affiliates becomes aware that has been filed under the US “Drug Price Competition and Patent Term Restoration Act of 1984” claiming that any BioWa Patent Rights are invalid or unenforceable or that infringement will not arise from the manufacture, use or sale of any product by a Third Party.

1.14 “FDA” means the US Food and Drug Administration and any successors thereto and its equivalents throughout the world.

1.15 “Field” means all human diseases and disorders, including, but not limited to, treatment and prevention.

1.16 “First Commercial Sale” means, with respect to each Licensed Product in each country, the first bona fide commercial sale by MedImmune, its Affiliate or Sublicensee of such Licensed Product following all necessary Approvals to sell such Licensed Product in such country.

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CONFIDENTIAL

1.17 “Improvements” means any invention made by MedImmune or a Joint Invention derived from the use of Potelligent™ Cells or Potelligent™ Cell related BioWa Know How, and to the extent it relates specifically to Potelligent™ Cells or Potelligent™ Cell related BioWa Know How. For the purpose of this definition only, Improvements does not include inventions that relate to antibody structure, antibody formulation, methods of using antibodies, processes for manufacturing antibodies (other than inventions directed to the generation of Potelligent™ Cells) and/or inventions incorporating any of the following: (i) antibody expression constructs, (ii) methods of transfecting cells and selecting transfected cells, (iii) cell culture media, (iv) cell culture conditions, and/or (v) other methods and compositions for enhancing the expression and recovery of recombinant proteins from cultured cells.

1.18 “IND” means mean an Investigational New Drug Application, as defined in the US Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, or the equivalent thereto as specified in any succeeding legislation, or its non-US equivalent for initiating clinical trials in the US or any non-US country.

1.19 “IP” means intellectual property.

1.20 “IP Claim” means a claim or assertion of IP infringement made against BioWa or its Affiliates or licensees by any Third Party in the Territory.

1.21 “Joint Invention” has the meaning set forth in Section 6.1.1.

1.22 “Joint Patent Rights” means patents and patent applications claiming a Joint Invention, which remains jointly owned following the operation of Sections 6.1.2 and 6.1.3.

1.23 “Know-How” means any proprietary technical or other information, whether patentable or not and whether in written or verbal form, including without limitation technology, experience, formulae, concepts, discoveries, trade secrets, inventions, modifications, improvements, data (including without limitation all chemical, preclinical, pharmacological, clinical, toxicologic, analytical, quality control and pharmacologic data), results, designs, ideas, analyses, methods, techniques, assays, research plans, procedures, tests, processes (including manufacturing processes, specifications and techniques), laboratory records, reports, summaries, and information contained in submissions to, and information from, regulatory authorities which are proprietary to a Party.

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CONFIDENTIAL

1.24 “Kyowa License” means the license agreement between BioWa and Kyowa pursuant to which BioWa is an exclusive licensee, as set forth in the first recital of this Agreement.

1.25 “Licensed Product” means any composition or formulation containing an Antibody.

1.26 “Maintenance Fee” means the fees set forth in Section 3.2.1.

1.27 “Major Country” means Japan, Great Britain, Italy, Germany or France.

1.28 “Management Representatives” mean an officer of MedImmune and an officer of BioWa as set forth in Section 11.1.

1.29 “MedImmune Inventions” means (i) inventions made by MedImmune or Joint Inventions that relate to Antibody structure, Antibody formulation, methods of using Antibodies or processes for manufacturing Antibodies (other than any such inventions directed to the generation of Potelligent™ Cells) and/or (ii) inventions made by MedImmune or Joint Inventions of the following types: Antibody expression constructs; methods of transfecting cells and selecting transfected cells, cell culture media, cell culture conditions, and other methods and compositions for enhancing the expression and recovery of recombinant proteins from cultured cells. For purposes of clarification, MedImmune Inventions shall not include any Improvements.

1.30 “Milestone Payments” means the payments set forth in Section 3.2.1.

1.31 [***]

1.32 “Net Sales” means Gross Sales of a Licensed Product less applicable Sales Returns and Allowances. For purposes of calculating Net Sales of Licensed Product:

1.32.1 “Gross Sales” shall mean, in a Calendar Quarter, the gross amount invoiced by MedImmune or its Sublicensees for sales of a Licensed Product to Third Parties in the Territory, including sales to distributors, all in accordance with U.S. GAAP. For purposes of clarification, Gross Sales will include MedImmune’s revenue from distributors, and not revenue of the distributors themselves.

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CONFIDENTIAL

In the event the Licensed Product is sold in any country in the form of a combination product containing one or more other therapeutically active ingredients that are not attached or linked to the Licensed Product (“added ingredients”), Gross Sales will be determined by multiplying actual Gross Sales of such combination product by the fraction A/(A + B), where A is the invoice price of the Licensed Product, if sold separately, and B is the invoice price of any other active component or components in the combination, if sold separately, in each case in the same country and in the same dosage as in the combination product. If, on a country-by-country basis, the other active component or components in the combination are not sold separately in such country, Gross Sales shall be calculated by multiplying actual Gross Sales of such combination product by the fraction A/C where A is the invoice price of the Licensed Product if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as in the combination product. If, on a country-by-country basis, the Licensed Product component of the combination product is not sold separately in such country, but the other active component or components are sold separately, Gross Sales shall be calculated by multiplying actual Gross Sales of such combination product by the fraction (C-B)/C where B is the invoice price of the other active component or components, if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as in the combination product. If, on a country-by-country basis, neither the Licensed Product nor the other active component or components of the combination product is sold separately in such country, Gross Sales, for such combination product shall be determined by the Parties in good faith.

1.32.2 Sales Returns and Allowances shall mean, in the same Calendar Quarter for which Gross Sales are calculated, the sum of (a) and (b), where::

(a) is a provision, determined by MedImmune under U.S. GAAP (and other allowances and expenses directly related to sales) for sales of Licensed Product in the Territory for:

(i)

trade, cash and quantity discounts on Licensed Product, including promotional or similar discounts or rebates and discounts or rebates to governmental or managed care organizations (other than price discounts granted at the time of invoicing and which are already included in the determination of Gross Sales),

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CONFIDENTIAL

(ii)

credits or allowances given or made for rejection or return of previously sold Licensed Product(s) or for rebates, chargebacks or retroactive price reductions (including Medicare, Medicaid and similar types of rebates and chargebacks),

(iii)	taxes, duties or other governmental charges levied on sale, transportation or delivery of Licensed Product, as adjusted for rebates and refunds (excluding income and franchise taxes),

(iv)	charges for freight and insurance directly related to the distribution of Licensed Product, and

(v)	credits for allowances given or made for wastage replacement, indigent patient and any other sales programs for Licensed Product;

(vi)

Administrative fees paid to group purchasing organizations, managed care entities or other similar types of organizations or networks participating in the distribution and/or sale of Licensed Product. Representative examples of such fees are fees for the management of a product distribution network, dissemination of information, and submission of data regarding product purchases.

(vii)	a reasonable allowance for bad debt.

(b) any periodic adjustment of the provision determined in (a) to reflect amounts actually incurred by MedImmune or its Sublicensees in the Territory, in a prior Calendar Quarter, for items (i), (ii), (iii), (iv), (v) and (vi) in clause (a).

1.33 “New Drug Application” or “NDA” means a New Drug Application as defined in the US Food, Drug and Cosmetics Act and the regulations promulgated thereunder, and any corresponding or equivalent non-US application, registration or certification.

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1.34 “Phase II Clinical Trial” means a human clinical trial in any country that satisfies the requirements of US 21 CFR 312.21(b) or its non-US equivalent.

1.35 “Phase III Clinical Trial” means a human clinical trial in any country that satisfies the requirements of US 21 CFR 312.21(c) or its non-US equivalent.

1.36 “Potelligent™ Cells” means the cell lines developed by Kyowa and capable of producing [***], including without limitation the cell lines designated [***] in accordance with the specifications set forth in Exhibit 2. Potelligent™ Cells do not include Transfected Potelligent™ Cells.

1.37 “Potelligent™ Technology” means Potelligent™ Cells; selection of Transfected Potelligent™ Cells; and the protein expression, production or purification methods, therapeutic compositions, formulations or uses of, and other modifications to, proteins with [***] with enhanced ADCC (antibody-dependent cell-mediated cytotoxicity) activity and any modifications to host cells producing [***]. For the purposes of clarity general improvements that relate solely to the growth of cells or apply to antibodies or proteins [***], even if they also apply to Potelligent™ Cells, are not included, unless such improvements are reasonably necessary for the uses of Potelligent™ Cells or Transfected Potelligent™ Cells by MedImmune contemplated herein.

1.38 “Research Period” means the [***] period (i) commencing with respect to the first Target, upon receipt of Potelligent™ Cells by MedImmune for the first Target and (ii) commencing with respect to each of a second Target, and a third Target on the later of designation of the second or third Target (as the case may be) or receipt of Potelligent™ Cells by MedImmune. MedImmune shall have the right to extend the Research Period in [***] increments up to [***] ([***]) [***] for each Target, for a total Research Period of [***] ([***]) [***] for each Target.

1.39 “Royalty” or “Royalties” means the royalties set forth in Section 3.2.2.

1.40 “Sublicensee” means a Third Party (including, without limitation, any Affiliate of MedImmune) to whom MedImmune has granted a sublicense pursuant to Section 2.2.

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1.41 “Target” means, individually and collectively, a compound(s) to which an antibody specifically and selectively binds (including, but not limited to, polypeptides, carbohydrates, lipids, polynucleotides, and any combinations of the foregoing), and which have been identified by MedImmune as Targets under this Agreement. The first Target under this Agreement is [***] (the “First Target”). The second and third Target shall be designated and become in accordance with Article 5 the “Second Target” and “Third Target,” respectively.

1.42 “Term” means the term set forth in Article 9.

1.43 “Territory” means all countries of the world.

1.44 “Third Party(ies)” means any entity other than MedImmune, or BioWa and their respective Affiliates.

1.45 “Transfected Potelligent™ Cells” means Potelligent™ Cells transfected with recombinant DNA encoding a monoclonal antibody.

1.46 “US” means United States of America.

1.47 “Valid Claim” means (a) an issued and unexpired claim of a BioWa Patent Right that has not been canceled, withdrawn, or rejected and has not lapsed or been disclaimed or become abandoned or been declared invalid or unenforceable or been revoked by a court or agency of competent jurisdiction from which no appeal can be or has been taken and (b) an existing claim of a patent application within the BioWa Patent Rights wherein said patent application has not been pending for more than [***] ([***]) [***] (calculated from the earliest priority date to which such patent application claims priority), which, but for the license provided under Article 2, would be infringed by the manufacture, use, offer for sale, sale or import of Antibody or Licensed Product.

1.48 “Withholding Taxes” means in accordance with Section 3.7, the amount of taxes required to be paid or withheld pursuant to any applicable law, including, but not limited to, US federal, state or local tax law.

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ARTICLE 2

LICENSE GRANTS

2.1 License Grants to MedImmune. Subject to the terms and conditions of this Agreement, BioWa hereby grants to MedImmune under BioWa IP Rights:

(i)

a worldwide, non-exclusive license, without the right to sublicense, to conduct research (directly or through its collaborators or contractors) on the First Target and Antibodies against such First Target in the Field for the Research Period for the First Target; and an option for a worldwide, non-exclusive license, without the right to sublicense, to conduct research (directly or through its collaborators or contractors) on a Second Target and Third Target to be named by MedImmune within [***] ([***]) [***] of the Effective Date in accordance with Article 5 and thereafter to conduct research with respect to such Second Target and Third Target and Antibodies against such Second Target and Third Target in the Field for the Research Period for such Second Target and Third Target;

(ii)

a worldwide, royalty-bearing, non-exclusive right and license, with the right to sublicense (subject to Section 2.2) to develop, commercialize, make, have made, use, import, sell, and offer for sale Licensed Products in the Field for up to three (3) Targets.

2.2 Sublicenses. Subject to the terms and conditions of this Agreement, MedImmune shall be entitled to sublicense some or all of the rights and licenses granted to MedImmune under this Agreement (other than those granted under Section 2.1(i) of this Agreement); provided, however, that MedImmune shall not, under any condition sublicense its license rights to Potelligent™ Technology with respect to Potelligent™ cells. For the avoidance of doubt, MedImmune has the right to grant to Sublicensees such rights with respect to Transfected Potelligent™ Cells so long as such Transfected Potelligent™ Cells were originally created from Potelligent™ Cells by MedImmune.

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2.3 Additional Technology. BioWa agrees to make available to MedImmune a license to any improved or additional technology developed by BioWa and directly related to Potelligent Cells that is not licensed to MedImmune under this Agreement. Such additional license shall be on terms which are commercially reasonable, similar to the terms of this Agreement and acceptable to both parties.

ARTICLE 3

CONSIDERATION

3.1 Technology Access Fee. MedImmune shall pay to BioWa a non-refundable, non-creditable technology access fee of [***] ($[***]) within [***] ([***]) [***] of the Effective Date by wire transfer in accordance with Section 3.5. MedImmune shall pay to BioWa a fee of (i) $[***] upon exercising the option to name a Second Target and (ii) $[***] upon exercising the option to name a Third Target. MedImmune shall pay to BioWa a renewal fee of $[***] per Target for each additional [***] ([***]) [***] option to extend the Research Period for each Target up to [***] ([***]) [***] per Target.

3.2 License. As consideration for BioWa granting the license rights in Article 2, MedImmune shall pay to BioWa the following Milestone Payments, fees and Royalties.

COMMERCIAL MILESTONE PAYMENTS ON EACH OF THREE TARGETS

Event	Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

For avoidance of doubt, the total milestones due for all Licensed Products per Target is [***] ($[***]).

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3.2.1 Maintenance Fee. MedImmune shall pay BioWa a Maintenance Fee of [***] ($[***]) per year during the Term beginning on the expiration of the Research Period for the First Target and on each annual anniversary date thereafter. The Maintenance Fee shall be creditable against future Milestone Payments and Royalties due under this License Agreement (after applying any other credit or reduction permitted by this Agreement). No Maintenance Fees shall be due after First Commercial Sale of a Licensed Product in the United States.

3.2.2 Royalty Payments. (a) MedImmune shall pay to BioWa a royalty on Licensed Product(s), on both a country-by-country and Target-by-Target basis, as follows:

A.	For all Licensed Product(s) sold in a country that infringe a Valid Claim of BioWa Patent Rights licensed to MedImmune under this Agreement in the country where sold:

•	[***]% of the portion of annual Net Sales in a calendar year of all such Licensed Products against a Target of up to and including $[***]; and

•	[***]% of the portion of annual Net Sales in a calendar year of all such Licensed Products against a Target of over $[***].

In aggregating Net Sales for determining royalties under this Section 3.2.2 A, Net Sales shall be calculated separately for all Licensed Products against the First Target and for all Licensed Products against the Second Target, if any, and for all Licensed Products against the Third Target, if any.

B.	For Licensed Product(s) sold in a country that do not infringe a Valid Claim of BioWa Patent Rights licensed to MedImmune in the country where sold:

•	[***]% of annual Net Sales, subject to a time limit of [***] following the date of the First Commercial Sale of the first Licensed Product against a Target in a country.

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The [***] ([***]) [***] period in a country under this Section 3.2.2 B shall terminate for all Licensed Products against a Target in such country, [***] ([***]) [***] after the First Commercial Sale of the first Licensed Product against such Target in such country.

Only one royalty shall be paid with respect to each unit of Licensed Product.

3.2.3 Regulatory Documentation and Assistance. BioWa agrees to allow MedImmune to reference any Biological Master File related to Potelligent™ Cells and/or Potelligent™ Technology at the FDA owned or Controlled by BioWa, and/or which may be filed with other foreign regulatory agencies, should any such files be established. Should MedImmune request BioWa to provide additional information, documentation and/or consultation regarding regulatory submissions, responses to regulatory agencies and/or maintenance of regulatory filings, BioWa shall make commercially reasonable efforts to make such services available to MedImmune and MedImmune shall pay to BioWa its reasonable internal costs (plus reimbursement of out-of-pocket expenses) for its provision of such services.

3.3 Payment Dates for Milestone Payments and Royalties. Milestone Payments shall be made within [***] ([***]) [***] of confirmation of the milestone event, and Royalty payments for a given Calendar Quarter shall be made within [***] ([***]) [***] following the end of such Calendar Quarter. If MedImmune delays payment of any amount owed BioWa, MedImmune shall pay to BioWa interest at the prime rate (as reported in the Wall Street Journal, Eastern Edition, of the amount delayed (prorated for the length of the delay) plus [***]. These payments shall be subject to the Term and termination provisions in this Agreement. BioWa will also be entitled to recover from MedImmune all reasonable costs or expenses incurred by BioWa in furtherance of legal proceedings in which an award to BioWa was made to collect from MedImmune any amounts owed (including without limitation legal fees, court costs and prejudgment interest at the rate specified in this section)

3.4 [***]

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3.5 Mode of Payment. (a) All payments to BioWa hereunder shall be made in US Dollars in the stated amount by wire transfer to such bank account as BioWa may from time to time designate by notice to MedImmune. The Technology Access Fee pursuant to Section 3.1 shall be paid to [***]. Each Royalty payment shall be accompanied by a report summarizing in reasonable detail the total Net Sales for each Licensed Product (whether sold by MedImmune or Sublicensees) during the relevant Calendar Quarter and the calculation of Net Sales and Royalties due thereon. Except as provided in Section 3.7, payments shall be free and clear of any taxes to the extent applicable.

(b) For any given Calendar Quarter, if any portion of Net Sales would be otherwise determined in currency other than U.S. dollars then, for the purposes of calculating royalties due under this Agreement, that portion of Net Sales attributable to each type of such currency will be converted to U.S. dollars in the following manner:

(i)	Net Sales will be determined in its original currency for each of the three (3) months during the Calendar Quarter; then

(ii)

the Net Sales values for each month as calculated under Section 3.5(b)(i) will be separately converted into U.S. dollars based on the average rate of exchange for that month (based on daily noon buying rates for cable transfers in New York City certified for customs purposes by the Federal Reserve Bank of New York, available on the website for the Board of Governors of the Federal Reserve System (or any successor entity); and then

(c) the portion of Net Sales attributable to that currency for that Calendar Quarter will be the sum of the three (3) monthly values calculated under Section 3.5(b)(ii).

3.6 Records Retention and Audit. With respect to any Licensed Product, MedImmune, and its Affiliates and Sublicensees, and their respective agents, shall keep, for [***] ([***]) [***], records of all quantities manufactured and quantities sold (or otherwise distributed) in sufficient detail to confirm the accuracy of the Net Sales and Royalty calculations hereunder. Upon reasonable notice from BioWa, during the Term and for [***] ([***]) [***] thereafter, MedImmune shall permit an independent certified public accountant of nationally recognized standing, appointed and paid by BioWa, and reasonably acceptable to MedImmune, at reasonable

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times during normal business hours, no more than once each calendar year and under a confidentiality agreement, to examine these records solely to the extent necessary to verify such calculations for the [***] Calendar Quarters that immediately precede the Calendar Quarter in which the examination is made. The person conducting the inspection shall only be permitted to disclose whether a discrepancy exists and the amount thereof. Such investigation shall be at the expense of BioWa, unless it reveals a discrepancy in MedImmune’s favor of more than [***] ([***]), in which event MedImmune shall pay all reasonable expenses related thereto. If such investigation shows underpayment of Royalties, MedImmune shall promptly (but in no event later than [***] after MedImmune’s receipt of the independent auditor’s report so correctly concluding) remit to BioWa the amount of such underpayment, and all such payments will be subject to the accrual of interest pursuant to Section 3.3. In the event that there was an overpayment by MedImmune hereunder, BioWa shall promptly (but in no event later than [***] ([***]) [***] after BioWa’s receipt of the independent auditor’s report so correctly concluding) refund to MedImmune the excess amount, and all such amounts will be subject to the accrual of interest at the same rate as set forth for MedImmune payments in Section 3.3.

3.7 Tax Withholding. Any payments made by MedImmune under this Agreement shall be reduced by any Withholding Taxes. Any such Withholding Taxes shall be an expense of, and borne solely by, BioWa. MedImmune shall submit reasonable proof of payment of the Withholding Taxes, together with an accounting of the calculations of such taxes, within [***] ([***]) [***] after such Withholding Taxes are remitted to the proper authority. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of, or credit for, any such payment.

3.8 Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for MedImmune or its Sublicensees to transfer, or have transferred on its behalf, Royalties or other payments to BioWa, such Royalties or other payments shall be deposited in local currency in the relevant country to the credit of BioWa in a recognized banking institution designated by BioWa or, if none is designated by BioWa within a period of [***] ([***]) [***], in a recognized banking institution selected by MedImmune or its Sublicensees, as the case may be, and identified in a written notice to BioWa.

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3.9 Overpayments. If MedImmune makes an overpayment of an amount paid hereunder, then Med Immune shall have the right to offset the overpayment against future payments due hereunder unless such overpayment is disputed by BioWa. MedImmune shall have the right to seek return from BioWa of any payment made by MedImmune (including instituting legal proceedings) if Med Immune believes that such payment was not required.

ARTICLE 4

MATERIAL TRANSFER RIGHTS AND OBLIGATIONS

4.1 Provision of Potelligent™ Cells and Related Know-How. Promptly following the Effective Date, BioWa shall ship to MedImmune (a) [***] Potelligent™ Cells [***] Potelligent™ Cells [***]. MedImmune shall be responsible for ensuring that the shipment of such vials conforms to any applicable legal or regulatory requirements pertaining. Except as provided in Section 4.3, no rights to Potelligent™ Cells shall be transferred to MedImmune. BioWa shall also provide MedImmune with Know-How related to the Potelligent™ Cells including, but not limited to the Know-How associated to the culture, preservation and transfection of both cell lines.

4.2 Patent Rights. MedImmune shall be solely responsible for obtaining all rights from Third Parties and its Affiliates that are necessary to experiment with or make Antibody, or develop, distribute, import, export, make, use, sell, offer for sale or import any Licensed Product.

4.3 Cell Culture, Transfection and Destruction. Upon receipt of Potelligent™ Cells, MedImmune shall have the right to transfect Potelligent™ Cells with vectors encoding Antibodies. Promptly after the end of the Research Period for the last of the three Targets, MedImmune shall destroy the Potelligent™ Cells and, upon BioWa’s request, provide BioWa written certification thereof.

4.4 Sole Uses of Potelligent™ Cells. MedImmune shall utilize Potelligent™ Cells solely for production of Transfected Potelligent™ Cells. Such use shall occur solely in the laboratories of MedImmune under suitable containment conditions. Upon transfection, MedImmune shall have the right to use the Transfected Potelligent™ Cells only to research, develop, commercialize,

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make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale, and otherwise dispose of Licensed Product. MedImmune shall not offer for sale, sell, transfer or otherwise distribute Potelligent™ Cells to any other person or entity, including Affiliates, Sublicensees and Third Parties, without the prior written permission of BioWa, such permission not to be unreasonably withheld. For the avoidance of doubt, MedImmune may transfer Transfected Potelligent™ Cells to Third Parties without such permission of BioWa, subject to the terms of this Agreement. Except as otherwise provided in this Agreement, Potelligent™ Cells shall not be used for any purpose involving human subjects, including, but not limited to, clinical trials and diagnostic purposes. MedImmune shall use Potelligent™ Cells and Transfected Potelligent™ Cells in accordance with all country, state and local laws and regulations. BioWa shall have no rights to the Transfected Potelligent™ Cells.

4.5 Limitation on Liability; Disclaimer. Because not all of their characteristics may be known, the Potelligent™ Cells supplied under this Article 4 must be used with prudence and appropriate caution in any experimental work. THE POTELLIGENT™ CELLS ARE PROVIDED WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE POTELLIGENT™ CELLS WILL NOT INFRINGE OR VIOLATE ANY RIGHTS OF ANY THIRD PARTY OR AFFILIATE.

4.6 Technical Support. At the request of MedImmune, BioWa shall provide reasonable technical support to MedImmune for the use of Potelligent™ Cells and/or Transfected Potelligent™ Cells. To the extent such support exceeds the transfer of Know-How contemplated by Section 4.1, MedImmune shall reimburse BioWa with respect to BioWa’s reasonable expenses in connection with providing such support.

4.7 BioWa’s Rights. Except as expressly granted to MedImmune in this Agreement, nothing herein shall confer rights to MedImmune in any patents, Know-How, or materials owned or Controlled by BioWa, including, without limitation, BioWa’s proprietary cell lines. MedImmune shall not use the Potelligent™ Cells, or the BioWa Know-How provided to MedImmune for any purpose other than as expressly licensed to MedImmune under this Agreement.

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4.8 Commercial Reports to BioWa. MedImmune shall provide Commercial Reports to BioWa as set forth in Section 1.9.

4.9 Regulatory Filings. MedImmune (or its designee) shall have the right to file and hold title to all regulatory applications, approvals and supplements thereto relating to Licensed Product(s).

4.10 [***]

ARTICLE 5

TARGET IDENTIFICATION

5.1 Second Target and Third Target Designation. Prior to the expiration of MedImmune’s option with respect to a Second Target or Third Target, as the case may be, as described in Section 2.1(i), MedImmune shall designate to BioWa in writing its desired second Target and/or third Target, as the case may be (each a “Selection Notice”). Within [***] ([***]) [***] after the date of the applicable Selection Notice, BioWa agrees to confirm in writing to MedImmune whether such Target is available for license to MedImmune on the terms and conditions set forth in this Agreement. Such Target shall be available to MedImmune unless prior to the Selection Notice BioWa has granted an exclusive license thereto, or reserved such Target for itself, its Affiliates, or other parties. If such Target is available, then such Target shall become the Second Target and/or Third Target, as the case may be, for the purposes of this Agreement. If such second Target and/or third Target of a Selection Notice, as the case may be, is not available, BioWa shall so state in writing, and then MedImmune may repeat the procedure set forth in this Section 5.1 as necessary until an available Second Target and/or Third Target, as the case may be, has been selected. BioWa shall provide written notice to MedImmune if BioWa is notified in writing that an unavailable Target becomes available prior to the expiration of Med Immune’s option under this Agreement.

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ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Ownership of IP Rights.

6.1.1 Inventorship and Ownership. All inventions made solely by one or more employees of one party within the scope and duration of the Agreement (“Sole Inventions”) shall be owned by such party, except as otherwise provided herein. With regard to all inventions made jointly by MedImmune and BioWa (“Joint Inventions”), MedImmune and BioWa shall notify each other thereof and each shall own an undivided one-half interest in each Joint Invention, except as otherwise provided herein. Inventions made by Affiliates or sub-licensees of MedImmune shall be included as inventions of MedImmune.

6.1.2 Improvements. With respect to Improvements, Med Immune shall promptly notify BioWa thereof. MedImmune agrees to assign its entire right, title and interest in and to such Improvement to BioWa, provided that such Improvements shall thereafter be included in BioWa IP Rights and licensed to MedImmune pursuant to Section 2.1.

6.1.3 MedImmune Inventions. MedImmune shall own all MedImmune Inventions and if a MedImmune Invention is a Joint Invention, BioWa agrees to assign its entire right, title and interest therein to MedImmune.

6.1.4 BioWa IP Rights. Except for the rights granted to Med Immune under Articles 2 and 6, all right, title and interest in and to the BioWa IP Rights shall at all times remain with and be vested in BioWa.

6.1.5 Joint Patent Rights. Except for the rights granted to BioWa under this Article 6, and to MedImmune under Articles 2 and 6, all right, title and interest in and to the Joint Patent Rights shall at all times remain with and be vested in MedImmune and BioWa jointly.

6.2 Filing, Prosecution and Maintenance by BioWa. BioWa shall diligently take or cause its licensor to take all commercially reasonable steps to file, prosecute, extend and maintain in full force and effect the BioWa Patent Rights which BioWa deems necessary or appropriate to maintain. During the Term, MedImmune shall provide reasonable assistance in providing information and assisting counsel with the prosecution of the Joint Patent Rights and BioWa Patent Rights that claim Improvements. BioWa shall update any relevant exhibits hereto in writing to include any additional relevant BioWa Patent Rights as necessary.

6.3 Costs. BioWa shall be responsible for payment of all costs relating to the filing, prosecution and maintenance of BioWa Patent Rights.

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6.4 Joint Patent Rights. Subject to Section 6.1.3, MedImmune shall have the right to prepare, file, prosecute and maintain Joint Patent Rights owned by MedImmune and BioWa in the name of MedImmune and BioWa. In the event that MedImmune declines to prepare, file, prosecute and maintain any such Joint Patent Rights, MedImmune shall give BioWa reasonable advance notice to this effect and thereafter BioWa shall have the right to prepare, file, prosecute and maintain such Joint Patent Rights in the name of MedImmune and BioWa and at the expense of BioWa. Otherwise, all costs associated with filing, prosecuting and maintaining such Joint Patent Rights shall be paid by MedImmune. BioWa shall have an opportunity to review and comment on any papers to be filed in any patent office prior to their submission. In the event that there is any disagreement with respect to the filing, prosecution and maintenance of such Joint Patent Rights, MedImmune shall have the right to make the final decision. Either Party shall have the right to exploit, license and enforce such Joint Patent Rights without the consent of or accounting to the other Party. For purposes of clarification, Joint Patent Rights do not include Improvements.

6.5 Patent Term Restoration and Extension. BioWa shall make reasonable commercial efforts to obtain patent term restoration, extension or supplemental protection certificates or their equivalents where reasonable, necessary and practical in any country in the Territory where applicable to BioWa Patent Rights for the benefit of Licensed Products.

6.6 Cooperation. BioWa shall keep MedImmune reasonably informed, and shall respond to all reasonable requests for information made by MedImmune with regard to BioWa’s activities relating to inventions and additional technology covered by Section 2.3 of this Agreement.

6.7 Inventorship. Inventorship of any inventions arising out of this Agreement shall be determined in accordance with US law.

6.8 Infringement of BioWa Patents.

6.8.1 MedImmune and BioWa each shall immediately give written notice to the other of any Enforcement Action.

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6.8.2 BioWa shall have the right, but not the obligation, within [***] ([***]) [***] of notice of any Enforcement Action, at its sole expense (including reasonable costs related to the requested and/or required cooperation of MedImmune), to take such action as it determines, in its discretion, to be appropriate in response thereto, including attempting to remove such infringement, by commercially appropriate steps, including institution of a lawsuit. MedImmune may join such action at the cost and expense of MedImmune and recover damages to MedImmune as a result of such infringement.

6.8.3 [***]

6.8.4 [***]

6.9 Recovery of Damages. All damages recovered by BioWa from an action that BioWa has the right to pursue under this Agreement and that is undertaken and maintained by BioWa at its expense, whether such recovery is by way of settlement or judgment, shall be retained by BioWa. All damages recovered by MedImmune from an action that Med Immune has the right to pursue under this Agreement and that is undertaken and maintained by MedImmune at its expense, whether such recovery is by settlement or judgment, shall be retained by MedImmune and reported as Net Sales for the purpose of calculating any applicable royalties to BioWa, after deduction of MedImmune’s actual out-of-pocket expenses (excluding actual out-of-pocket expenses allocable to punitive damages, if any) in obtaining such recovery.

6.10 Assistance. The Party not enforcing the BioWa Patents as described in Section 6.7 shall provide reasonable assistance to the enforcing Party, including providing access to relevant documents and other evidence and making its employees available, subject either to the enforcing Party’s reimbursement of any actual out-of-pocket expenses incurred by the other Party.

6.11 Third Party Patent Rights. If any warning letter or other notice of infringement is received by a Party, or action, suit or proceeding is brought against a Party, alleging infringement of a patent of any Third Party in any aspect arising out of any activities by MedImmune, its Affiliates or Sublicensees with respect to the use of Potelligent™ Technology in the manufacture, use, importation or sale of Antibody or Licensed Product, the Parties shall promptly discuss and decide the best way to respond to such challenge. MedImmune shall have the sole right, but not the obligation, at its sole expense (including reasonable costs related to the requested and/or required cooperation of BioWa), to take such action as it determines, in its discretion, to be appropriate in response thereto, including institution of a lawsuit.

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ARTICLE 7

CONFIDENTIALITY AND PUBLICATION

7.1 Confidential Information. BioWa and MedImmune each recognize that the other Party’s Confidential Information constitutes a highly valuable and proprietary asset of the disclosing Party. BioWa and Med Immune each agree that during the term of this Agreement and for [***] ([***]) [***] thereafter:

7.1.1 Confidential Information shall not be deemed to include information that the receiving Party can demonstrate by written documentation:

(i)	is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, in the public domain;

(ii)	is known by the receiving Party at the time of receiving such information, as evidenced by credible evidence;

(iii)	is furnished to the receiving Party by a Third Party under no obligation of confidentiality, as a matter of right and without restriction on disclosure; or

(iv)	is developed by the receiving Party without the use of Confidential Information of the other Party as established by written records.

7.1.2 The receiving Party shall maintain all Confidential Information of the other Party in trust and confidence and shall not publish, disseminate or otherwise disclose any Confidential Information to any Third Party or Affiliate, nor use any Confidential Information of the other Party, without the written consent of the disclosing Party, except as provided below and except that MedImmune shall have the right to use such Confidential Information that is disclosed under this Agreement and to grant others the right to use such Confidential Information in accordance with this Agreement. Notwithstanding the foregoing, MedImmune may disclose and disseminate Confidential Information of BioWa to those Affiliates, Sublicensees, employees or agents of MedImmune who have a bona fide need to know, or in connection with negotiating or making a permitted sublicense or assignment of this Agreement or in connection with a

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merger, consolidation, purchase of assets or stock, or similar transaction, or otherwise exercising its rights hereunder, provided that, prior to such disclosure, the person or entity provided the Confidential Information has been advised of the confidential nature of such information and is bound in writing by an obligation of confidentiality to MedImmune under terms substantially similar to the terms of this Agreement.

7.2 Permitted Use and Disclosures. MedImmune may disclose Confidential Information of BioWa to the extent such disclosure is reasonably necessary in complying with applicable governmental regulations with respect to Product or otherwise submitting information to governmental authorities or conducting clinical trials, with respect to Product. In addition, each Party shall have the right to disclose Confidential Information of the other Party where required by court order or by applicable law, rule or regulation. If a Party is to make a disclosure under this Section 7.2, it shall make commercially reasonable efforts to: (a) give reasonable advance notice to the other Party of such disclosure; (b) if advance notice is not possible, provide notice of disclosure immediately thereafter; (c) to the extent possible, minimize the extent of such disclosure; and (d) except where required under the applicable patent laws of a country, secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder.

7.3 Public Disclosure. Neither Party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of the other Party. Such approval may not be unreasonably withheld. Each Party shall submit any such press release to the other Party prior to release, and the receiving Party shall have [***] ([***]) [***] to review and approve (or reasonably amend) any such press release, which approval shall not be unreasonably withheld. If a public disclosure is required by law, rule or regulation, including without limitation in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing Party’s prior review and comment, and such disclosure shall only be made to the extent required by such law, rule or regulation.

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7.4 Confidential Terms. Except as expressly permitted in this Agreement, neither Party shall disclose any terms of this Agreement to any Third Party without the prior written consent of the other Party; except that such consent shall not be required for disclosure to actual or prospective investors or to a Party’s accountants, attorneys and other professional advisors (provided that such disclosures shall be subject to continued confidentiality obligations at least as strict as is set forth herein). In addition, the terms of this Agreement may be disclosed (subject to continued confidentiality obligations at least as strict as is set forth herein) to actual or bona fide potential Sublicensees or assignees and actual or bona fide potential acquirers or acquirees or in connection with a financing, loan, merger, consolidation or similar transaction. Notwithstanding the foregoing, BioWa shall not disclose to Kyowa or its Affiliates any information as to Targets.

7.5 Notification of Proposed Publications. Both Parties recognize that each may wish to publish the results of its work associated with the Potelligent™ Technology. However, both Parties also recognize the importance of acquiring patent protection on any Improvements. Consequently, except as set forth below, neither Party shall make any publication relating to Potelligent™ Technology or Improvements until the other Party has approved such publication. At least [***] ([***]) [***] before a manuscript is to be submitted to a publisher, the publishing Party will provide the other Party with the latest draft copy of the manuscript. If the publishing Party wishes to make an oral presentation, it will provide the other Party with a copy of the abstract (if one is submitted) at least [***] ([***]) [***] before it is to be submitted, and copies of the text of the presentation, including all slides, posters and any other visual aids, at least [***] ([***]) [***] before the presentation is made. Without limitation to Section 7.6, the publishing Party will give good faith consideration to the incorporation of the other Party’s proposed revisions to the manuscript, and otherwise act reasonably in addressing the other Party’s concerns with respect thereto.

7.6 Review of Proposed Publications and Patent Applications. The receiving Party shall review the manuscript, abstract, specification, text and/or any other material provided to it under Section 7.5 to determine if patentable improvements will be disclosed. The receiving Party will notify the publishing Party within [***] ([***]) [***] after receipt of the proposed publication if the receiving Party determines that patentable improvements are or may be disclosed, or if the receiving Party believes that Confidential Information of the receiving Party is or may be

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disclosed. If it is determined by the receiving Party that patent applications should be filed, the publishing Party shall delay its submission for publication or presentation for a period not to exceed [***] ([***]) [***] from the receiving Party’s receipt of the proposed publication to allow time for filing of one or more patent applications covering potentially patentable improvements. In the event that the delay needed to complete the filing of any necessary patent application will exceed the [***] period, the Parties will discuss the need for obtaining an extension of the publication delay beyond the [***] period. If it is determined by the receiving Party that Confidential Information of such Party is being disclosed, the Parties will consult to arrive at an agreement on mutually acceptable modifications to the proposed publication to avoid such disclosure. The publishing Party of any manuscript, text or oral presentation will appropriately acknowledge the other Party and its employees for contributions to the material published or presented, unless otherwise instructed by it.

7.7 Relationship with Kyowa. BioWa represents and warrants that it is not required to provide any information about the Targets that have been selected to Kyowa and covenants that it will not do so during the Term of this Agreement and for the [***] ([***]) [***] period thereafter.

ARTICLE 8

INDEMNIFICATION

8.1 Indemnification by MedImmune.

8.1.1 For Product Liability Claims. MedImmune shall defend, indemnify and hold harmless BioWa, its Affiliates, licensors and their respective directors, officers, employees and agents harmless from all claims, losses, damages or expenses: (i) arising out of or relating to the negligence, unlawful act or willful misconduct of MedImmune or any Sublicensees in connection with the performance of this Agreement; or (ii) resulting from claims for bodily injury, death or property damage attributable to the making, having made, distribution, sale, offer for sale or use of any Licensed Product pursuant to this Agreement.

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8.1.2 For IP Claims. In the event of an IP Claim against BioWa or its Affiliates, by reason of the development, making, having made, using, selling, offering for sale or having sold Licensed Product by MedImmune or a Sublicensee, MedImmune shall defend, indemnify and hold BioWa, its Affiliates, and their respective directors, officers, employees and agents harmless from and against all suits, claims, liabilities, losses, expenses (including legal expenses due to, without limitation, litigation, legal opinions, negotiations, settlements, injunctions and arbitration in the event that MedImmune does not meet its obligation to defend) and damages arising from or related to any such IP Claim, except those that result from use of the Potelligent™ Technology.

8.1.3 Defense. If any such claims or actions are made, the indemnitee shall be defended at MedImmune’s sole expense by counsel selected by MedImmune and reasonably acceptable to the indemnitee, provided that the indemnitee may, at its own expense, also be represented by counsel of its own choosing. MedImmune shall have the sole right to control the defense of any such claim or action, subject to the terms of this Article 8.

8.1.4 Limitation. MedImmune’s indemnification under Section 8 shall not apply to any losses attributable to the negligence or willful misconduct or unlawful act of any indemnitee or a breach of a representation or warranty of BioWa under this Agreement.

8.1.5 Settlement. MedImmune may settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment (a) with prior written notice to the indemnitee but without the consent of the indemnitee where the only liability to the indemnitee is the payment of money and MedImmune makes such payment, or (b) in all other cases, only with the prior written consent of the indemnitee, such consent not to be unreasonably withheld.

8.1.6 Notice. The indemnitee shall notify MedImmune promptly of any claim, demand, action or other proceeding under this Section 8.1 and shall reasonably cooperate with all reasonable requests of MedImmune with respect thereto.

8.1.7 Permission by Indemnifying Party. The indemnitee may not settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment in any such action or other proceeding or make any admission as to liability or fault without the express written permission of MedImmune.

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8.2 Insurance. Prior to use of Licensed Product in humans, MedImmune, at its own expense, will maintain product liability insurance or self-insure in an amount consistent with industry standards during the Term, but shall not be obligated to maintain such insurance in an amount that exceeds $[***] per occurrance and $[***] in the aggregate. During the use of Licensed Product in humans, MedImmune may satisfy the insurance requirements as set forth in this Agreement under MedImmune’s existing product liability policies. MedImmune will not be required to procure a new or separate insurance policy for the purpose of this Agreement.

ARTICLE 9

TERM AND TERMINATION

9.1 Term and Expiration.

(a) The term of this Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to this Section 9, this Agreement shall continue in effect until the earlier of [***] ([***]) [***] or expiration of all royalty and milestone payment obligations hereunder (the “Term”). Upon expiration of this Agreement under this Section 9.1(a), MedImmune’s licenses granted under this Agreement shall become fully paid-up, non-exclusive, perpetual licenses.

(b) The research license under Section 2.1(i) shall terminate with respect to each Target at the end of the applicable Research Period therefor.

9.2 Termination at will by MedImmune. MedImmune shall have the right to terminate this Agreement with respect to any of the Targets and the Licensed Products that bind to the applicable Target (“Terminated Target(s)”) for any reason upon [***] ([***]) [***] prior written notice to BioWa. Upon such termination, the licenses granted by BioWa pursuant to Article 2 shall terminate with regard to such Terminated Target(s) but remain in force for the remaining Target(s) and Licensed Product that binds thereto. MedImmune shall remain obligated for all payments due at the time of such notice and for any continuing obligations otherwise surviving and owed under this Agreement pursuant to Section 12.14 with regard to such Terminated Target(s) and with regard to a remaining Target(s) that has not been terminated by MedImmune pursuant to this Section.

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9.3 Termination for Cause.

(a) In the event a Party has materially breached in the performance of any of its payment obligations hereunder or MedImmune has materially breached its obligations under Section 8.1 or the applicable party has materially breached Section 2.2 with respect to the limitation on sublicensing, Section 3.6 with respect to auditing rights; Section 4.3 with respect to destruction of cells; Section 4.8; Section 6.2 with respect to patent prosecution assistance provided that such material breach has a material adverse effect on the ability to prosecute; Section 6.8.1 with respect to notice of enforcement actions provided that such material breach has a material adverse economic effect on the non-breaching party; Section 6.10 with respect to assisting with patent enforcement provided that such material breach has a material adverse effect on the non-breaching party’s ability to enforce a patent; Section 10.2 provided that such material breach prevents the breaching party from complying with its patent assignment obligations under this Agreement, and the breaching Party has not made such payment and/or cured such breach, as the case may be, within [***] ([***]) [***] following its receipt of written notice thereof from the non-breaching Party, the non-breaching Party may immediately terminate this Agreement by written notice to the other Party with it being understood that if the breach results from an act required to be performed at a specified time or during a specified period, such breach may be cured by performing the act during the cure period. Notwithstanding the above, in the case of a failure to pay timely any amounts due hereunder, the period for cure of any such breach by making such payment shall be [***] ([***]) [***] following the non-breaching Party’s delivery of notice thereof and, unless payment is made within such ten ([***]) [***] the non-breaching Party may thereafter immediately terminate this Agreement by written notice to the other Party. Further, if such uncured material breach involves only a specific Licensed Product, then the Agreement may be terminated only as to the rights relating to such Licensed Product.

(b) In the event that either Party makes a payment under this Agreement and disputes its obligation to make such payment or the amount of such payment, the Party making such payment shall have the right to seek return of such payment or such amount through a legal proceeding.

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9.4 Termination for Bankruptcy. If voluntary or involuntary proceedings by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party in each of the foregoing cases for corporate dissolution of such Party, which proceedings, if involuntary, shall not have been dismissed within [***] ([***]) [***] after the date of filing, or if such Party makes an assignment for the benefit of creditors of substantially all of the assets of such Party, or substantially all of the assets of such Party are seized or attached and in each case are not released within [***] ([***]) [***] thereafter, then the other Party may terminate this Agreement by written notice to such Party and upon such notice this Agreement shall be deemed to have terminated [***] ([***]) [***] prior to the occurrence of any and all of the foregoing proceedings.

9.5 Effect of Termination.

(a) Termination or expiration of this Agreement for any reason shall not (i) release either Party from any liability which, at the time of such termination or expiration, has already accrued or which is attributable to a period prior to such termination or expiration or (ii) preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement. The Parties understand and agree that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching Party may be entitled to seek injunctive relief as a partial remedy for any such breach.

(b) Upon termination of this Agreement with respect to Licensed Products against a Target, subject to Section 9.5(a) and Section 9.7, MedImmune shall no longer have any payment obligations with respect to such Target and Licensed Products that bind to such Target.

(c) In the event that MedImmune’s licenses under this Agreement are terminated in one or more countries, with respect to one or more Licensed Products, and a sublicense has been granted under this Agreement under any such license with respect to such Licensed Product in such country, then BioWa agrees to grant to each Sublicensee designated by MedImmune (other than an Affiliate of MedImmune) a direct license to such Sublicensee with respect to such Licensed Products, in such countries under the terms and

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conditions of this Agreement, which direct license shall be of the same scope sublicensed to such Sublicensee (so long as such sublicense is within the scope of this Agreement), provided that such Sublicensee (1) agrees to be bound to BioWa under the terms and conditions of this Agreement with respect to the applicable Licensed Products and countries as to which the sublicense has been granted; and (2) the Sublicensee is not in breach of its sublicense agreement with MedImmune.

9.6 Return of Confidential Information. Upon termination or expiration of this Agreement, each Party shall promptly return to the other Party all Confidential Information of the other; provided, however, that counsel of each Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 7.

9.7 Inventory on Hand. In the event this Agreement is terminated for any reason, MedImmune and its Sublicensees shall have the option to sell or otherwise distribute the inventory of any Licensed Product then on hand until the first anniversary of the effective date of such termination pursuant to the licenses granted hereunder. If such option is exercised, such sale or distribution shall be subject to the relevant terms of this Agreement (including, without limitation, the payment of Royalties thereon).

9.8 Destruction of Biological Materials. Subject to Med Immune’s and its Sublicensee’s rights relating to inventory on hand, upon termination of this Agreement, MedImmune shall promptly destroy all Potelligent™ Cells, and all Transfected Potelligent™ Cells as well as all Antibodies (subject to Section 9.7 above), in each case that is in the possession, ownership or control of MedImmune or its Affiliates, and, upon request of BioWa, an officer of MedImmune shall provide BioWa with written certification thereof.

9.9 Licenses. The Licenses granted to MedImmune in this Agreement shall terminate upon any termination or expiration of this Agreement and, in such event, MedImmune shall cease, and cause its agents, Affiliates and Sublicensees to cease, all use of confidential BioWa Know-How.

9.10 Limitation on Termination. This Agreement may be terminated only as provided in and in accordance with the termination provisions of Article 9 of this Agreement.

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9.11 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. MedImmune as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. In the event of the commencement of a bankruptcy proceeding by or against BioWa under the U.S. Bankruptcy Code, the parties agree that MedImmune shall be entitled to a complete duplicate of (or complete access to, as appropriate) of any intellectual property and all embodiments of such intellectual property to the extent as MedImmune is licensed and/or has rights thereto under this Agreement which, if not already in its possession, shall be promptly delivered to MedImmune (a) upon the commencement of a bankruptcy proceeding upon MedImmune’s written request therefor, unless BioWa elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered, following the rejection of this Agreement by or on behalf of BioWa upon written request therefor by MedImmune.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1 Authority. Each Party warrants and represents to the other that (a) it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to perform fully its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered and are valid and binding agreements of such Party, enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization, and other laws of general application limiting the enforcement of creditor’s rights; (c) such Party has obtained all necessary approvals to the transactions contemplated hereby; and (d) such Party has not made nor will it make any commitments to others in conflict with or in derogation of such rights or this Agreement.

10.2 IP Rights. Each Party represents and warrants that each of its employees, consultants or agents performing work under this Agreement has (and will have during the Term) a legally binding and outstanding obligation, in the case of MedImmune, to assign such employee’s rights to any Improvements to MedImmune, and in the case of BioWa, to assign such employees’ rights for Med Immune Inventions to BioWa.

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10.3 No Conflicts. Each Party represents and warrants that the execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of its charter or organizational documents, any law, order, judgment or governmental rule or regulation applicable to it, or any material agreement, contract, commitment or instrument to which it is a party.

10.4 License Grants. BioWa represents and warrants that as of the date hereof.

(i)	it has the right to grant the rights and licenses granted to MedImmune under this Agreement and that it has validly granted a sublicense under the Kyowa License;

(ii)	it has not granted any rights or licenses that are inconsistent with the rights and licenses granted to MedImmune under this Agreement;

(iii)	it Controls the BioWa Patent Rights of Exhibit 1.

(iv)

the patents and patent applications of Exhibit 1 are the only patents and patent applications Controlled by BioWa as of the Effective Date that are necessary for the making, using, selling, importing, having made and/or offering for sale of Licensed Product.

(v)

the Kyowa License is in full force and effect, BioWa has not received any notice that it is in breach of the Kyowa License and, to the knowledge of BioWa, none of the parties to the Kyowa License is in breach thereof;

(vi)

to the knowledge of BioWa, without having made an independent investigation there are no pending legal actions or claims by third parties against BioWa regarding intellectual property infringement based on the use of Potelligent™ Technology, and BioWa is not aware of any such threatened legal actions or claims.

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10.5 Continuing Covenants.

(a)	[***].

(b)	[***].

(c)	[***].

10.6 Public Announcements. The Parties shall consult with each other and reach mutual written agreement before making any public announcement concerning this Agreement, except to the extent that the Parties hereby agree to issue a press release the content of which shall be approved by the Parties as soon as practicable subsequent to the Effective Date.

10.7 DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, MEDIMMUNE AND BIOWA MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED (INCLUDING, IN THE CASE OF BIOWA, AND WITHOUT LIMITATION, WITH RESPECT TO THE POTELLIGENT™ TECHNOLOGY AND POTELLIGENT™ CELLS), INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE IP RIGHTS OF THIRD PARTIES OR AFFILIATES. IN PARTICULAR, BIOWA OFFERS NO REPRESENTATION OR WARRANTY THAT THE USE OF ALL OR ANY PART OF THE BIOWA IP RIGHTS, POTELLIGENT™ TECHNOLOGY AND POTELLIGENT™ CELLS WILL RESULT IN THE SUCCESSFUL COMMERCIALIZATION OF ANY LICENSED PRODUCT FOR ANY PURPOSE.

10.8 MATERIALS DISCLAIMER. POTELLIGENT™ CELLS TRANSFERRED PURSUANT TO THIS AGREEMENT ARE IN THE EXPERIMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES. POTELLIGENT™ CELLS ARE UNTESTED. MEDIMMUNE SHALL BEAR ALL RISK RELATING TO THE POTELLIGENT™ CELLS TRANSFERRED TO MEDIMMUNE AS A RESULT OF THE EXPERIMENTAL NATURE AND/OR HAZARDS THEREOF, AND BIOWA SHALL NOT BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY DAMAGES INCLUDING, WITHOUT LIMITATION, DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY THAT RESULT THEREFROM.

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10.9 IP DISCLAIMER. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED AS: A WARRANTY OR REPRESENTATION BY THE PARTIES AS TO THE VALIDITY OR SCOPE OF ANY CLAIM WITHIN MEDIMMUNE OR BIOWA IP RIGHTS; A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR WILL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER IP RIGHT OF A THIRD PARTY; AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE BIOWA IP RIGHTS; OR GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER IP RIGHTS OF MEDIMMUNE OR BIOWA OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH IP OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY BIOWA IP RIGHTS.

ARTICLE 11

DISPUTE RESOLUTION

11.1 Dispute Resolution Philosophy and Process. Any dispute that may arise relating to the terms of this Agreement or the activities of the Parties shall be referred to (i) an officer of MedImmune and (ii) an officer of BioWa (collectively, the “Management Representatives”), who shall attempt in good faith to achieve a resolution. If such Management Representatives are unable to resolve such a dispute within [***] ([***]) [***] of the first presentation of such dispute to such Management Representatives, such dispute shall be referred to the Chief Executive Officers of each of the Parties (or their respective designees) who shall use their good faith efforts to mutually agree upon the proper course of action to resolve the dispute. If any dispute is not resolved by the Chief Executive Officers of the Parties (or their designees) within [***] ([***]) [***] after such dispute is referred to them, or such longer period as the Chief Executive Officers (or their respective designees) may collectively agree, then either Party shall have the right to litigate such dispute in accordance with Section 12.8 or to pursue such other dispute resolution mechanism as the Parties may agree.

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11.2 No Limitation. Notwithstanding the foregoing, nothing in this Agreement shall be construed as limiting in any way the right of a Party to immediately seek temporary and/or preliminary injunctive relief and/or specific performance from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Advice of Counsel. MedImmune and BioWa have each consulted counsel of their choice regarding this Agreement and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

12.2 Assignment.

(a) Neither Party shall assign this Agreement without the prior written consent of the other Party; provided, however, that (i) Either Party may assign this Agreement to an Affiliate without the prior written consent of the other Party, (ii) either Party may assign this Agreement without the prior written consent of the other Party in connection with the sale or transfer of substantially all of its assets with respect to the business to which this Agreement is related, or (iii) in the event of its merger or consolidation or change of control or similar transaction; provided, however, that in the case of (ii) or (iii) above, if BioWa is merging with or being acquired by Kyowa or any Affiliate of Kyowa, such transaction may only occur if MedImmune’s rights under this Agreement remain in full force and effect and, prior to the consummation of such transaction, BioWa, at its cost, provides the information pertaining to the selected Targets under this Agreement to a third party reviewer and such information is redacted from and not provided to BioWa’s successor-in-interest. In such case, the affected Party shall provide notice of the assignment to the other Party. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

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(b) Notwithstanding anything to the contrary, BioWa shall not assign the BioWa IP Rights (in whole or in part) unless the assignee acknowledges in writing to MedImmune that such assigned BioWa IP Rights are subject to the rights and licenses granted to MedImmune under this Agreement.

12.3 Binding Effect. This Agreement and the rights granted in this Agreement shall be binding upon and shall inure to the benefit of MedImmune, BioWa and their respective successors and permitted assigns.

12.4 Compliance with Laws. In the performance of this Agreement, or the exercise of any rights obtained hereunder, each Party shall comply in all material respects with all laws, regulations, rules, orders and other requirements, now or hereafter in effect, of governmental authorities having jurisdiction applicable thereto.

12.5 Counterparts. This Agreement may be executed in counterparts, or facsimile versions, each of which shall be deemed to be an original, and both of which together shall be deemed to be one and the same agreement.

12.6 Entire Agreement. This Agreement, and the exhibits hereto, constitute and contain the entire understanding and agreement of the Parties respecting the subject matter of this Agreement, and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

12.7 Force Majeure. The failure of either Party to timely perform any obligation under this Agreement by reason of a cause beyond its reasonable control shall not be deemed to be a material breach of this Agreement, but shall be excused to the extent and for the duration of such cause, and the affected Party shall use commercially reasonable efforts to avoid or remove such cause, and shall perform its obligation(s) with the utmost dispatch when the cause is removed.

12.8 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

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12.9 Governing Law. All questions of inventorship under this Agreement will be determined in accordance with U.S. patent laws. In respect to all other Patent rights, the rights of the Parties will be governed by the laws of the jurisdiction in which the applicable Patent is filed or granted. In all other respects, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of principles of conflicts of law. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a federal or state court of competent jurisdiction.

12.10 Headings. The captions to the sections and articles in this Agreement are not a part of this Agreement, and are included merely for convenience of reference only and shall not affect its meaning or interpretation.

12.11 No Implied Licenses to Use of Name or Trademark. No right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trademark of the other Party in connection with the performance of this Agreement.

12.12 Independent Contractors. Each Party is an independent contractor under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute MedImmune or BioWa as partners or joint venturers with respect to this Agreement. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party, or to bind the other Party to any other contract, agreement or undertaking with any Third Party or Affiliate.

12.13 Notices and Deliveries. Any formal notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing in English and shall be deemed to have been sufficiently given, whether delivered in person, transmitted by facsimile with contemporaneous confirmation by mail, delivered by certified mail (or its equivalent), or delivered by overnight courier service (receipt required), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party.

If to MedImmune: [***]	with a copy to: [***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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[***] If to BioWa: [***] [***] [***] Attn: [***] Tel: [***] Fax: [***]	[***] with a copy to: [***] [***] [***] Attn: [***] Tel: [***] Fax: [***]

Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day; (b) on the business day after dispatch if sent by nationally recognized overnight courier; or (c) on the fifth business day following the date of mailing if sent by mail.

12.14 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, so long as the Agreement, taking into account said voided provision(s), continues to provide the Parties with materially the same benefits as set forth in this Agreement containing said voided provision(s) on the Effective Date. If, after taking into account said voided provision(s), the Parties are unable to realize materially the same benefits as contemplated under this Agreement on the Effective Date, the Parties shall negotiate in good faith to amend this Agreement to reestablish (to the extent legally permissible) the benefits as provided the Parties under this Agreement on the Effective Date.

12.15 Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement: Article 3 (regarding the obligation to pay Fees, Milestone Payments, Royalties, and any other fees incurred prior to termination or expiration); Article 4.5, Article 4.7, Article 6.1 (regarding the ownership of any IP rights); Articles 6.4 and 6.7, Article 7 (regarding confidentiality); Article 8 (regarding indemnifications); Articles 9.1, 9.3(b), 9.5, 9.6, 9.7, 9.8, 9.9 and 9.11, Article 10.7, Article 10.8, Article 10.9, Article 11 (regarding dispute resolution); and Article 12.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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12.16 Waiver. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

12.17 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. References to “Section” or “Sections” are references to the numbered sections of this Agreement, unless expressly stated otherwise. All dollars are United States Dollars. As both parties have been represented by counsel, and this Agreement has been heavily negotiated and substantially redrafted, any ambiguities in this Agreement shall not be construed against the drafter.

IN WITNESS WHEREOF, a duly authorized representative of each of the Parties has executed this Agreement, and each Party shall have one (1) copy each.

MedImmune, Inc.		BioWa, Inc.

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	Senior Vice President Corporate Development	Title:	President and CEO

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EXHIBIT 1

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[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]

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EXHIBIT 2

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[***]

Additional Information:

The following information materials are available on demand.

1.	[***]

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LETTER AGREEMENT

[***]

[***]

[***]

[***]

[***]

Dear [***]:

[***]

[***],

[***]

By:

Name:	[***]
Title:	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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[***]

[***]

[***]

[***]

[***]
[***] [***]

[***]

[***]

[***]
[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.